FIDELITY GUARANTEE/
                        GUARANTY OF VALIDITY OF ACCOUNTS


         FOR VALUE RECEIVED, the undersigned, Frank Farrell, Howard Graham and Jean Reynolds hereby unconditionally guarantee to People's Bank (herein called "Lender"), its successors and assigns, that to the best of their knowledge, all accounts receivable of The Millbrook Press Inc. (herein referred to as "Debtor"), which have been or may in the future be assigned to Lender by Debtor pursuant to a Loan and Security Agreement between Debtor and Lender dated December 14, 1995 and that to the best of their knowledge, all other financing agreements between Lender and Debtor related to such Loan and Security
Agreement,  and  to  the  best  of  their  knowledge,  all  papers,   documents,
instruments, assignments and schedules of accounts and other assignments relating to said accounts receivable, are and shall be genuine and in all material respects what they purport to be, and that said accounts receivable are and will be valid and subsisting and have arisen and will arise out of the bona fide sale of goods, wares and merchandise, or other property sold and delivered to and accepted by the customers of Debtor, or by reason of services rendered by Debtor it its customers, in material compliance with the specifications of such customers and that the amount of such accounts represented as owing by each customer in the correct amount actually owing by such customer, is not disputed, is not subject to any material defense, setoff, credit, deduction or contra-charge, and the payment thereof is not contingent or conditioned on the fulfillment of any contract, condition, or warranty, past or future, express or implied, to the best of their knowledge, that proper entries have been made and will be made on the books of Debtor disclosing the sale of said accounts and the pledge of other collateral to Lender, and that Debtor has and will have absolute and good title to each such account and such other pledged collateral and good right to sell and transfer the same, and has no knowledge of any fact which would materially impair the validity thereof; to the best of their knowledge, that there is and will be owing (after allowing all charges, setoffs, returns and counterclaims) on each such account the total amount represented by Debtor as owing thereon, upon the occurrence and continuance of an Event of Default, that Debtor will promptly repurchase from Lender each and every such account, as to which there may have been a breach of the undersigned's warranties in respect of the matters herein above set forth; that, to the extent the undersigned it empowered to do so as an officer of Debtor, the undersigned will cause all money, checks, notes, drafts or other things of value collected or received by Debtor with reference to said accounts to belong to Lender and to be accounted for and transmitted by Debtor to Lender, or to such employees or agents of Lender as Lender may designate, in the original form in which the same were received, immediately upon receipt, but in no event later than the day following receipt thereof by Debtor and that Debtor shall not use any of the proceeds of such collections or commingle the same with its own funds.

The undersigned hereby waive notice of acceptance hereof or relating to the extension of credit to Debtor and also waive notice of default, nonpayment, partial payment, presentment, demand, protest and all other notices to which the undersigned might be otherwise entitled, it being further understood and agreed that Lender shall not be chargeable for, nor shall the undersigned be relieved from liability hereunder, because of any negligence, mistake, act or omission of any accountant, examiner, agent or attorney employed by Lender in making examinations, investigations, collections or otherwise.

The obligations of any one or all of the undersigned guarantor's may be terminated upon sixty (60) days prior written notice to People's Bank by such party in the event of any one or more of the undersigneds complete cessation of involvement, whether by termination of employment or otherwise with the Millbrook Press Inc., provided that Debtor provide a replacement guarantor, acceptable to People's Bank in its reasonable discretion, committing such replacement guarantor in writing to the obligations contained in this Agreement.

         Dated at Hartford, Connecticut, this 14th day of December, 1995.


                                        --------------------------------
                                        Frank      Farrell     SSID
                                        ####-##-####    having    a
                                        residence address of:

                                        429 North Salem Road
                                        Ridgefield, Connecticut 06877


                                        --------------------------------
                                        Howard      Graham     SSID
                                        ####-##-####    having    a
                                        residence address of:

                                        25 East 83 Street
                                        New York, New York 10028


                                        --------------------------------
                                        Jean      Reynolds     SSID
                                        ####-##-####    having    a
                                        residence address of:

                                        33 Corn Tassle Road
                                        Danbury, Connecticut 06811

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